EXHIBIT h.8

                              FOURTH AMENDMENT TO
                 AMENDED AND RESTATED FINANCIAL AGENT AGREEMENT

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                               FOURTH AMENDMENT TO
                 AMENDED AND RESTATED FINANCIAL AGENT AGREEMENT

         THIS AMENDMENT made effective as of the 21st day of October, 2004 amends that certain Amended and Restated Financial Agent Agreement dated November 19, 1997, as amended, by and among the following parties (the "Agreement") as herein below provided.

                              W I T N E S S E T H :

         WHEREAS, the parties hereto wish to amend Schedule A of the Agreement to reflect the inclusion of two new series.

         NOW, THEREFORE, in consideration of the foregoing premise and other good and valuable consideration, the parties hereby agree that the Agreement is hereby amended as follows:

1. Schedule A is hereby amended so as to include reference to (a) Phoenix Global Utilities Fund, a series of the Phoenix Investment Series Fund, formerly the Phoenix-Oakhurst Income & Growth Fund, and (b) Phoenix Mid-Cap Value Fund, a series of Phoenix Equity Trust. Attached hereto is a revised Schedule A--Schedule of Funds Subject to Amended and Restated Financial Agent Agreement, updated as of October 21, 2004, which Schedule shall supercede any current schedule of funds attached to the Agreement.

2. Except as herein above and herein before amended, all other terms and conditions set forth in the Agreement shall be and remain in full force and effect.

                            [signature page follows]


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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers as of the day and year first above written.

                               PHOENIX EQUITY SERIES FUND
                               PHOENIX EQUITY TRUST
                               PHOENIX-GOODWIN CALIFORNIA TAX EXEMPT BOND FUND PHOENIX INVESTMENT TRUST 97
                               PHOENIX MULTI-PORTFOLIO FUND
                               PHOENIX MULTI-SERIES TRUST
                               PHOENIX INVESTMENT SERIES FUND
                               PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND
                               PHOENIX PARTNER SELECT FUNDS
                               PHOENIX-SENECA FUNDS
                               PHOENIX SERIES FUND
                               PHOENIX STRATEGIC EQUITY SERIES FUND

                               By: /s/ Philip R. McLoughlin
                                  ----------------------------------------------
                                   Philip R. McLoughlin
                                   President

                               PHOENIX EQUITY PLANNING CORPORATION

                               By: /s/ Francis G. Waltman
                                  ----------------------------------------------
                                   Francis G. Waltman
                                   Vice President, Chief Administrative Officer



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

                                                    SCHEDULE A
                    Schedule of Funds Subject to Amended and Restated Financial Agent Agreement
                                             (as of October 21, 2004)

                                                               Class A     Class B     Class C      Class T     Class X     Class Y
                                                               -------     -------     -------      -------     -------     -------

Phoenix-Engemann Funds
   Phoenix-Engemann Balanced Return Fund                          X           X           X
   Phoenix-Engemann Focus Growth Fund                             X           X           X
   Phoenix-Engemann Nifty Fifty Fund                              X           X           X
   Phoenix-Engemann Small & Mid-Cap Growth Fund                   X           X           X

Phoenix Equity Trust
   Phoenix-Aberdeen Worldwide Opportunities Fund                  X           X           X
   Phoenix Mid-Cap Value Fund                                     X                       X

Phoenix Equity Series Fund:
   Phoenix-Oakhurst Growth & Income Fund                          X           X           X

Phoenix-Goodwin California Tax-Exempt Bond Fund                   X           X

Phoenix Institutional Mutual Funds
   Phoenix Institutional Bond Fund                                                                                 X           X

Phoenix Investment Series Fund
   Phoenix-Oakhurst Income & Growth Fund                          X           X           X
   Phoenix Global Utilities Fund                                  X                       X

Phoenix Investment Trust 97:
   Phoenix Small Cap Value Fund                                   X           X           X
   Phoenix-Oakhurst Value Equity Fund                             X           X           X

Phoenix-Kayne Funds
   Phoenix-Kayne California Intermediate
      Tax-Free Bond Fund                                                                                           X
   Phoenix-Kayne Intermediate Total Return Bond Fund                                                               X
   Phoenix-Kayne International Fund                               X           X           X                        X
   Phoenix-Kayne Rising Dividends Fund                            X           X           X                        X
   Phoenix-Kayne Small-Mid Cap Fund                               X           X           X                        X

Phoenix Multi-Portfolio Fund:
   Phoenix-Aberdeen International Fund                            X           X           X
   Phoenix-Duff & Phelps Real Estate Securities Fund              X           X           X
   Phoenix-Goodwin Emerging Markets Bond Fund                     X           X           X
   Phoenix-Goodwin Tax-Exempt Bond Fund                           X           X

Phoenix Multi-Series Trust
   Phoenix-Goodwin Multi-Sector Fixed Income Fund                 X           X           X
   Phoenix Goodwin Multi-Sector Short Term Bond Fund              X           X           X            X           X

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

                                                      SCHEDULE A (continued)
                            Schedule of Funds Subject to Amended and Restated Financial Agent Agreement
                                                     (as of October 21, 2004)

                                                               Class A     Class B     Class C     Class T      Class X     Class Y
                                                               -------     -------     --------    -------      -------     -------
Phoenix-Oakhurst Strategic Allocation Fund                         X           X           X

Phoenix Partner Select Funds
   Wealth Builder Fund                                             X                       X
   Wealth Guardian Fund                                            X                       X

Phoenix Portfolios
   Phoenix Market Neutral Fund                                     X           X           X

Phoenix Seneca Funds
   Phoenix-Seneca Bond Fund                                        X           X           X                        X
   Phoenix-Seneca Mid-Cap "Edge" Fund                              X           X           X                        X
   Phoenix-Seneca Equity Income Fund                               X           X           X                        X

Phoenix Series Fund:
   Phoenix-Duff & Phelps Core Bond Fund                            X           X           X
   Phoenix-Engemann Aggressive Growth Fund                         X           X           X
   Phoenix-Engemann Capital Growth Fund                            X           X
   Phoenix-Goodwin High Yield Fund                                 X           X           X
   Phoenix-Goodwin Money Market Fund                               X
   Phoenix-Oakhurst Balanced Fund                                  X           X

Phoenix Strategic Equity Series Fund:
   Phoenix-Seneca Growth Fund                                      X           X           X                        X
   Phoenix-Seneca Strategic Theme Fund                             X           X           X
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